Exhibit 10.140a
                                                                   PERFORMANCE-
                                                                      BASED
                                                                    RESTRICTED
                                                                   STOCK GRANT
                                                                      Terms


                                  TIFFANY & CO.
                             a Delaware Corporation
                                 (the "Company")
                TERMS OF PERFORMANCE-BASED RESTRICTED STOCK GRANT
                               (Non-Transferable)
                                    under the
                          1998 EMPLOYEE INCENTIVE PLAN
                                       and
                          2005 EMPLOYEE INCENTIVE PLAN
                            (either plan, the "Plan")
    Terms Adopted January 20, 2005, as amended March 7, 2005 and May 19, 2005

1. Introduction and Terms of Grant. Participant has been granted (the "Grant") Stock Units which shall be settled by the issuance and delivery of Shares of the Company's Common Stock. The Grant has been made under the Plan by the Stock Option Subcommittee of the Company's Board of Directors (the "Committee"). The name of the "Participant", the "Grant Date", the number of "Stock Units" granted, the "Performance Period", the "Earnings Threshold", the "Earnings Target", the "Earnings Maximum" and the "ROA Target" are stated in the attached "Notice of Grant". The other terms and conditions of the Grant are stated in this document and in the Plan. Certain initially capitalized words and phrases used in this document are defined in section 10 below and elsewhere in this document or in the Plan. Reference to Stock Units in this document is reference to all or part of the Stock Units which are subject to the Grant, and not to other Stock Units that have been granted or that may be granted in the future. This Grant will be void unless the Participant executes and delivers to the Company those certain Non-Competition and Confidentiality Covenants in the form approved by the Committee, such delivery to be made within 180 days of the Grant Date.

2. Grant and Adjustment. Subject to the terms and conditions stated in this document, Participant has been granted Stock Units by the Company. As of the Grant Date, each Stock Unit has a Settlement Value of one Share, but the number of Shares which shall be issued and delivered pursuant to the Grant on the settlement of each Stock Unit (the "Settlement Value") shall be subject to adjustment as provided in Section 4.2(c) of the Plan, to adjust for, among other corporate developments, stock splits and stock dividends. References to Settlement Values in this document shall be deemed reference to Settlement Values as so adjusted. As anticipated in Section 4.7 of the Plan, Shares that have not been issued and delivered to a Participant shall be represented by Stock Units.

3. Performance Vesting. Unless otherwise provided in sections 4 or 5 below, the Performance Portion (as defined below) of the Stock Units will vest three business days following the public announcement of the Company's audited, consolidated financial results for the last fiscal year in the Performance Period (the "Maturity Date"). A Stock Unit that has vested is herein referred to as a "Vested Unit." Promptly following the Maturity Date, the Settlement Value of each Vested Unit, shall be issued and delivered to or for the account of Participant in Shares. As provided for in Section 7 below, the Company may make such delivery to a Service Provider. In all circumstances, a Stock Unit which fails to vest on or before the Maturity Date shall be void and shall not confer upon the owner of such Stock Unit any rights, including any right to any Share. In the event that any provision of this document would otherwise result in the issuance of a fractional Share, the Company will not be obligated to issue such fractional Share.

The "Performance Portion" shall be a percentage of the Stock Units calculated as hereinafter provided (provided that the Performance Portion shall never exceed 100% of the Stock Units):


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(a) The  Performance  Portion  shall be 0% of the  Stock  Units if the  Earnings
Threshold is not attained over the Performance Period.

(b) Subject to subsection (d) below, if the Earnings Threshold has been attained over the Performance Period, the Performance Portion shall be the Earnings Component increased by 15% if the ROA Target is attained and reduced by 15% if the ROA Target is not attained.

(c) The "Earnings Component" shall be a percentage of the Stock Units, pro-rated on the basis of actual Cumulative Earnings from between 30% to 87.5% of the Stock Units so that Earnings Component will be:

     (i) 30% if the Earnings Threshold is achieved but not exceeded;

     (ii)50% if the Earnings Target is achieved but not exceeded; and

     (iii) 87.5% if the Earnings Maximum is achieved or exceeded.

(d) In the event that the stockholders of the Company fail to approve an amendment to Section 9.1 of the Plan allowing the use of return on average assets as a Performance Measure prior to the end of the Performance Period, the Earnings Component will be neither increased nor decreased whether or not the ROA Target is attained or not attained.

"Earnings" means the Company's consolidated earnings per share on a diluted basis, as reported in the Company's Annual Report on Form 10-K, aggregated over the Performance Period and as adjusted by the Committee as provided for below and in the Plan.

The "Earnings Threshold", "Earnings Target" and "Earnings Maximum" are expressed in the Notice of Grant as functions of Earnings, as so defined.

"ROA" means the Company's consolidated return on average assets in each of the fiscal years in the Performance Period, expressed as a percentage, and then averaged over the entire Performance Period. In each of the fiscal years average assets will be computed by averaging total assets at the beginning and at the end of the fiscal year; net earnings for such fiscal years shall be divided by average assets. Both total assets and net earnings shall be as reported in the Company's Annual Report on Form 10-K.

The "ROA Target" is expressed in the Notice of Grant as a function of ROA, as so defined.

Each of Earnings and ROA is a "Performance Goal". The Committee shall appropriately adjust any evaluation of attainment of a Performance Goal to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in said Annual Report for the applicable year.

4. Effect of  Termination  of Employment on Vesting.  Except as provided in this
Section 4, no Stock Units shall vest if the Participant's Date of Termination occurs before the conclusion of the Performance Period:

(a) if the Participant's Date of Termination occurs by reason of death or Disability within the last fiscal year of the Performance Period, Stock Units shall vest as provided in Section 3 above as



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Tiffany & Co. 2005 Employee Incentive Plan
Performance-Based Stock Grant: Terms of Stock Grant Award - Rev. II       Page 2
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     though the  Participant's  Date of Termination  had not occurred before the conclusion of the Performance Period;

(b) if the Participant's Date of Termination occurs by reason of death or Disability within the second fiscal year of the Performance Period, 60% of Stock Units shall vest on the date of such death or Disability;

(c) if the Participant's Date of Termination occurs by reason of death or Disability within the first fiscal year of the Performance Period, 30% of Stock Units shall vest on the date of such death or Disability;

(d) if the Participant's Date of Termination occurs by reason of Cause, no Stock Units shall vest;

(e) if the Participant's Date of Termination occurs by reason of Participant's voluntary resignation, no Stock Units shall vest; and

(f) if the Participant's Date of Termination occurs at the initiative of the Participant's employer (but not for Cause) the Committee reserves the right to vest up to the following percentages of the Stock Units, but may condition such vesting upon Participant's release of the Company and its affiliates from all claims, Participant's agreement to reasonable non-competition covenants or both:

          (i) 100% of the Stock Units if the Date of Termination occurs in the last fiscal year of the Performance Period;

          (ii) 70% of the Stock Units if the Date of Termination occurs in the second fiscal year of the Performance Period; and

          (iii)40% of the Stock Units if the Date of Termination occurs in the first fiscal year of the Performance Period.

In the event of vesting pursuant to subsections (b) through (f) above, the Settlement Value of each Vested Unit shall, promptly after vesting, be issued and delivered to or for the account of Participant in Shares. As provided for in
Section 7 below, the Company may make such delivery to a Service Provider.

5. Effect of Change in Control on Vesting. All Stock Units shall vest upon the date of a Change of Control unless the Participant's Date of Termination occurs before the date of the Change of Control. The Committee reserves the right to unilaterally amend the definition of a "Change of Control" so as to specify additional circumstances which shall be deemed to constitute a Change of Control. In the event of vesting pursuant to this Section 5, the Settlement Value of each Vested Unit shall, promptly after vesting, be issued and delivered to or for the account of Participant in Shares. As provided for in Section 7 below, the Company may make such delivery to a Service Provider.

6. No Dividends or Interest. No dividends or interest shall accrue or be payable upon any Stock Unit. Until a Share is issued and delivered it shall not be registered in the name of the Participant.

7. Withholding for Taxes. All distributions of Shares shall be subject to withholding of all applicable taxes as computed by the Tiffany and Company finance department, and the Participant shall make arrangements satisfactory to the Company to provide the Company (or any Related Company) with funds necessary for such withholding before the Shares are delivered. Without limitation to the Company's right to establish other arrangements, the Company may: (i) designate a single broker or other financial



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Performance-Based Stock Grant: Terms of Stock Grant Award - Rev. II       Page 3

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services  provider  ("Services  Provider")  to  establish  trading  accounts for
Participants (each a "Participant's Trading Account"); (ii) deliver Shares to Participant's Trading Account; (iii) provide Services Provider with information concerning the applicable tax withholding rates for Participant; (iv) cause Services Provider to sell, on behalf of Participant, sufficient Shares to cover the Company's tax withholding obligations with respect to any delivery of Shares to Participant (a "Covering Sale"); and (v) cause Services Provider to remit funds resulting from such Covering Sale to Company or any Related Company that is the employer of Participant. As a condition to distribution the Company may require the Participant to provide the Services Provider with such signed applications, authorizations, powers and other documents necessary to accomplish the foregoing. Participant may, by written notice to the Company addressed to the Company's Secretary, and given no less than ten (10) business days before the Maturity Date or other applicable vesting date, elect to avoid such a Covering Sale by delivering with such notice a bank-certified check payable to the Company (or other type of check or draft payable to the Company and acceptable to the Secretary) in the estimated amount of any such withholding required, such estimate to be provided by the Tiffany and Company finance department. The Committee may approve other methods of withholding, as provided for in the Plan, before the Shares are delivered.

8. Transferability. The Stock Units are not transferable otherwise than by will or the laws of descent and distribution, and shall not be otherwise transferred, assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process. Upon any attempt to transfer the Stock Units otherwise than as permitted herein or to assign, pledge, hypothecate or otherwise dispose of the Stock Units otherwise than as permitted herein, or upon the levy of any execution, attachment or similar process upon the Grant, the Grant shall immediately terminate and become null and void.

9. Definitions. For the purposes of the Grant, the words and phrases listed below shall be defined as follows:

a. Affiliate and Person. "Affiliate" means, with reference to any Person, any second Person that controls, is controlled by, or is under common control with, any such first Person, directly or indirectly. "Person" means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

b. Cause. "Cause" means a termination of Participant's employment, involuntary on Participant's part, which is the result of:

     (i) Participant's conviction or plea of no contest to a felony involving financial impropriety or a felony which would tend to subject the Company or any of its Affiliates to public criticism or materially interfere with Participant's continued service to the Company or its Affiliate;

     (ii) Participant's   willful  and   unauthorized   disclosure  of  material
          "Confidential Information" (as that term is defined in the Non-Competition and Confidentiality Covenants) which disclosure actually results in substantive harm to the Company's or its Affiliate's business or puts such business at an actual competitive disadvantage;

     (iii)Participant's willful failure or refusal to perform substantially all such proper and achievable directives issued by Participant's superior (other than: (A) any such failure resulting from Participant's incapacity due to physical or mental illness, or (B) any such refusal made by Participant in good faith because Participant believes such directives to be illegal, unethical or immoral) after a written demand for substantial performance is delivered to Participant on behalf of Company, which demand specifically identifies the



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Performance-Based Stock Grant: Terms of Stock Grant Award - Rev. II       Page 4
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          manner  in  which   Participant   has  not   substantially   performed
          Participant's duties, and which performance is not substantially corrected by Participant within [ten (10)] days of receipt of such demand;

     (iv) Participant's commission of any willful act which is intended by Participant to result in his personal enrichment at the expense of the Company or any of its Affiliates, or which could reasonably be expected by him to materially injure the reputation, business or business relationships of the Company or any of its Affiliates;

     (v) A theft, fraud or embezzlement perpetrated by Participant upon Company or any of its Affiliates.

For purposes of this definition, no act or failure to act on Participant's part shall be deemed "willful" unless done, or omitted to be done, by Participant in bad faith toward, or without reasonable belief that such action or omission was in the best interests of, Company or its Affiliate. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause for the purposes of this Plan unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4th) of the entire membership of the Board (exclusive of the Participant if Participant is a member of such Board) at a meeting called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with counsel for Participant, to be heard before such Board), finding that, in the good faith opinion of such Board, Cause exists as set forth above.

c. Change of Control. A "Change of Control" shall be deemed to have occurred if :

     (i) any person (as used herein, the word "person" shall mean an individual or an entity) or group of persons acting in concert has acquired thirty-five percent (35%) in voting power or amount of the equity securities of the Company (including the acquisition of any right, Grant warrant or other right to obtain such voting power or amount, whether or not presently exercisable);

     (ii) individuals who constituted the Board of Directors of the Company on May 1, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board of Directors, provided that any individual becoming a director subsequent to May 1, 1988 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director) shall be, for the purposes of this section 9(c), considered as though such individual were a member of the Incumbent Board; or

     (iii)any other circumstance with respect to a change in control of the Company occurs which the Committee deems to be a Change in Control of the Company.

     A Change of Control which constitutes a Terminating Transaction will be deemed to have occurred as of fourteen days prior to the date scheduled for the Terminating Transaction.

d.   Code. The Internal Revenue Code of 1986, as amended.

e. Date of Termination. The Participant's "Date of Termination" shall be the first day occurring on or after the Grant Date on which Participant's employment with the Company and all Related Companies terminates for any reason; provided that a termination of employment shall not be



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Performance-Based Stock Grant: Terms of Stock Grant Award - Rev. II       Page 5
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     deemed to occur by reason of a  transfer  of the  Participant  between  the
     Company and a Related Company or between two Related Companies; and further
     provided  that  the  Participant's   employment  shall  not  be  considered
     terminated while the Participant is on a leave of absence from the Company or a Related Company approved by the Participant's employer or required by applicable law. If, as a result of a sale or other transaction, the
     Participant's   employer   ceases  to  be  a  Related   Company   (and  the
     Participant's employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant's Date of Termination at the initiative of the Participant's employer.

f. Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a "Disability" if he or she is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment, which impairment, in the opinion of a physician selected by the Secretary of the Company, is expected to have a duration of not less than 120 days.

g. Plan Definitions. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan shall have the same meaning in this document.

h. Market Value. The average of the high and low prices for the Shares as reported on The New York Stock Exchange for (i) the applicable vesting date if the vesting is a trading day, or (ii) if the vesting date is not a trading day, the trading day next following the vesting date.

i.   Terminating   Transaction.   As  used  herein,   the  phrase   "Terminating
     Transaction" shall mean any one of the following:

     (i) the dissolution or liquidation of the Company;

     (ii) a reorganization, merger or consolidation of the Company; or

     (iii) a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation, or upon the acquisition of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of the Company by another corporation.

10. Heirs and Successors. The terms of the Grant shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business. Participant may designate a beneficiary of his/her rights under the Grant by filing written notice with the Secretary of the Company. In the event of the Participant's death prior to the full maturity of the Grant, the Shares will be delivered to such Beneficiary to the extent that it was matured on the Participant's Termination Date. If the Participant fails to designate a Beneficiary, or if the designated Beneficiary dies before the Participant, any Shares issuable hereunder will be delivered to the Participant's estate.

11. Administration. The authority to manage and control the operation and administration of the Grant shall be vested in the Committee, and the Committee shall have all powers with respect to the Grant as it has with respect to the Plan. Any interpretation of the Grant by the Committee and any decision made by it with respect to the Grant is final and binding.



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12. Plan Governs.  Notwithstanding  anything in this  Agreement to the contrary, the terms of the Grant shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company.



Tiffany & Co. 1998 Employee Incentive Plan
Tiffany & Co. 2005 Employee Incentive Plan
Performance-Based Stock Grant: Terms of Stock Grant Award - Rev. II       Page 7